UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2021
OPKO Health, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33528	75-2402409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd.	Miami,	Florida	33137
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (305) 575-4100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OPK	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 1, 2021, the Board of Directors (the “Board”) of OPKO Health, Inc., a Delaware corporation (the “Company”), appointed Prem A. Lachman, M.D. as a new director with immediate effect to serve until the Company’s 2021 Annual Meeting of Stockholders and until his successor shall be duly elected or appointed or his earlier death or resignation. Dr. Lachman has not been named to any committees of the Board at this time. There is no arrangement or understanding between Dr. Lachman and any other persons pursuant to which Dr. Lachman was selected as a director. The Board has determined that Dr. Lachman is independent under the applicable rules of the Securities and Exchange Commission and the Nasdaq Stock Market.
Dr. Lachman is a healthcare investment manager with more than 35 years of experience in portfolio management, biopharmaceutical investment research and healthcare investment banking. Additionally, Dr. Lachman is supported by a foundation in medicine and gastroenterology research. Dr. Lachman founded Maximus Capital, LLC in 1998 and currently serves as its general partner. Dr. Lachman previously served as the general partner of The Galleon Group from 1998 to 2001 and as Managing Director, Investment Research at Goldman Sachs & Co. from 1989 to 1998. Dr. Lachman is a Directors Council board member of the Museum of Modern Art, a patron of the Metropolitan Opera, and a board member of the Department of Surgery at Mount Sinai Medical Center in New York.
Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction, or any currently proposed transaction, in which Dr. Lachman had or will have a direct or indirect material interest that would require disclosure pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.
Dr. Lachman will participate in the standard non-employee director compensation arrangements described in the section entitled “Director Compensation” that is included in the Company’s 2020 Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2020. The Company has also entered into its standard director indemnification agreement with Dr. Lachman, a form of which has been filed or incorporated by reference as Exhibit 10.3 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on February 18, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

	By:	/s/ Steven D. Rubin
Date: March 3, 2021	Name:	Steven D. Rubin
	Title:	Executive Vice President-Administration